Exhibit 99.2
Reconciliations of Fiscal 2021, 2020 and 2019 GAAP to Non-GAAP Financial Measures Recast for Commodity Mark-to-Market
Campbell Soup Company uses certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Management believes that also presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the company's historical operating results and trends in its underlying operating results, and provides transparency on how the company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the company's performance. Management considers quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of the company’s performance and trends in its underlying operating results. The adjustments on earnings may include but are not limited to items such as: unusual or non-recurring gains or charges; restructuring charges and related costs; actuarial gains or losses on pension and postretirement plans; gains or losses on the extinguishment of debt; gains or losses on divestitures; or impairment charges.
Beginning in fiscal 2022, the company added to the non-GAAP definition of Adjusted earnings from continuing operations the exclusion of unrealized mark-to-market gains and losses on outstanding undesignated commodity hedges until such time that the related exposure impacts its operating results. For all periods presented in this Current Report on Form 8-K, the non-GAAP definition of Adjusted Earnings from continuing operations has been updated below to reflect this change. Depending upon facts or circumstances, management may change definitions. When definitions change, the company will provide updated definitions of its non-GAAP financial measures. When items no longer impact the company’s current or future presentation of non-GAAP operating results, the company will remove these items from its non-GAAP definitions.
Items Impacting Earnings from continuing operations
Adjusted Net earnings are net earnings excluding the impact of restructuring charges and related costs, actuarial gains or losses on pension and postretirement plans, gains or losses on divestitures, a deferred tax charge related to a legal entity reorganization, investment losses, a loss on the extinguishment of debt, a transition tax charge from enacted tax law changes, impairment charges, and unrealized mark-to-market gains or losses on outstanding undesignated commodity hedges. Management believes that financial information excluding certain items that are not considered to reflect the ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, management believes that investors may be able to better understand its results excluding these items.

The following items impacted Earnings from continuing operations in fiscal 2021, 2020 and 2019:

(1)The company has implemented several cost savings initiatives in recent years.
In fiscal 2021, the company recorded Restructuring charges and implementation costs and other related costs in Administrative expenses, Cost of products sold, and Marketing and selling expenses related to these initiatives. In fiscal 2020 and 2019, the company recorded Restructuring charges and implementation costs and other related costs in Administrative expenses, Cost of products sold, Marketing and selling expenses, and Research and development expenses related to these initiatives.
(2)In fiscal 2021, 2020 and 2019, the company recognized actuarial gains and losses in Other expenses / (income) associated with pension and postretirement plans. The interim actuarial gains and losses related to the remeasurements of a U.S. and a Canadian pension plan and were due to lump sum distributions that exceeded or are expected to exceed service and interest costs resulting in settlement accounting for the plans.
(3)In fiscal 2021, the company recorded a loss in Other expenses / (income) (and a gain after tax) on the sale of its Plum baby food and snacks business. In fiscal 2020, the company recorded a loss in Other expenses / (income) on the sale of its European chips business.
(4)In fiscal 2021, the company recorded a deferred tax charge in connection with a legal entity reorganization as part of the continued integration of Snyder's-Lance, Inc.
(5)In fiscal 2020, the company recognized a loss in Other expenses / (income) associated with the sale of its limited partnership in Acre Venture Partners, L.P.
(6)In fiscal 2020, the company recorded a loss in Interest expense on the extinguishment of debt.

(7)In fiscal 2019, the company recorded a tax charge related to a transition tax on unremitted foreign earnings under the enactment of the Tax Cuts and Jobs Act.
(8)In fiscal 2019, the company performed an assessment on the assets within the European chips business and recorded a non-cash impairment charge on intangible assets in Other expenses / (income).
(9)In fiscal 2021, 2020 and 2019, the company recognized gains and losses in Cost of products sold associated with unrealized mark-to-market adjustments on outstanding undesignated commodity hedges.

The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain items under the company’s revised definition of Adjusted Earnings from continuing operations for all quarters of fiscal 2021 and 2020, and for fiscal year 2019:

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2021	November 1, 2020	January 31, 2021	January 31, 2021	May 2, 2021	May 2, 2021	August 1, 2021	August 1, 2021
Gross margin, as reported	$813	$783	$1,596	$628	$2,224	$587	$2,811
Add (Deduct): Restructuring charges, implementation costs and other related costs (1)	1	(2)	(1)	2	1	2	3
Adjusted Gross margin	$814	$781	$1,595	$630	$2,225	$589	$2,814
Adjusted Gross margin percentage	34.8%	34.3%	34.5%	31.8%	33.7%	31.4%	33.2%
Deduct: Commodity mark-to-market adjustments (9)	(6)	(11)	(17)	(22)	(39)	(11)	(50)
Adjusted as recast Gross margin	$808	$770	$1,578	$608	$2,186	$578	$2,764
Adjusted as recast Gross margin percentage	34.5%	33.8%	34.2%	30.6%	33.1%	30.9%	32.6%
Earnings before interest and taxes, as reported	$461	$401	$862	$272	$1,134	$411	$1,545
Add: Restructuring charges, implementation costs and other related costs (1)	6	22	28	15	43	10	53
Deduct: Pension and postretirement adjustments (2)	(4)	(30)	(34)	(4)	(38)	(165)	(203)
Add: Divestiture (3)	—	—	—	—	—	11	11
Adjusted Earnings before interest and taxes	$463	$393	$856	$283	$1,139	$267	$1,406
Deduct: Commodity mark-to-market adjustments (9)	(6)	(11)	(17)	(22)	(39)	(11)	(50)
Adjusted as recast Earnings before interest and taxes	$457	$382	$839	$261	$1,100	$256	$1,356
Interest, net, as reported	$55	$54	$109	$53	$162	$47	$209
Adjusted Earnings before taxes	$408	$339	$747	$230	$977	$220	$1,197
Adjusted as recast Earnings before taxes	$402	$328	$730	$208	$938	$209	$1,147
Taxes on earnings, as reported	$97	$102	$199	$53	$252	$76	$328
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	1	6	7	4	11	2	13
Deduct: Tax expense from pension and postretirement adjustments (2)	(1)	(7)	(8)	(1)	(9)	(39)	(48)
Add: Tax benefit from divestiture (3)	—	—	—	—	—	14	14
Deduct: Tax expense from deferred tax charge (4)	—	(19)	(19)	—	(19)	—	(19)
Adjusted Taxes on earnings	$97	$82	$179	$56	$235	$53	$288
Adjusted effective income tax rate	23.8%	24.2%	24.0%	24.3%	24.1%	24.1%	24.1%
Deduct: Tax expense from commodity mark-to-market adjustments (9)	(1)	(3)	(4)	(5)	(9)	(3)	(12)
Adjusted as recast Taxes on earnings	$96	$79	$175	$51	$226	$50	$276
Adjusted as recast effective income tax rate	23.9%	24.1%	24.0%	24.5%	24.1%	23.9%	24.1%
Earnings from continuing operations, as reported	$309	$245	$554	$166	$720	$288	$1,008
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	5	16	21	11	32	8	40
Deduct: Net adjustment from pension and postretirement adjustments (2)	(3)	(23)	(26)	(3)	(29)	(126)	(155)
Deduct: Net adjustment from divestiture (3)	—	—	—	—	—	(3)	(3)
Add: Net adjustment from deferred tax charge (4)	—	19	19	—	19	—	19
Adjusted Earnings from continuing operations	$311	$257	$568	$174	$742	$167	$909
Deduct: Net adjustment from commodity mark-to-market adjustments (9)	(5)	(8)	(13)	(17)	(30)	(8)	(38)
Adjusted as recast Earnings from continuing operations	$306	$249	$555	$157	$712	$159	$871

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2021	November 1, 2020	January 31, 2021	January 31, 2021	May 2, 2021	May 2, 2021	August 1, 2021	August 1, 2021
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$1.02	$.80	$1.82	$.54	$2.36	$.95	$3.30
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.02	.05	.07	.04	.10	.03	.13
Deduct: Net adjustment from pension and postretirement adjustments (2)	(.01)	(.08)	(.09)	(.01)	(.10)	(.41)	(.51)
Deduct: Net adjustment from divestiture (3)	—	—	—	—	—	(.01)	(.01)
Add: Net adjustment from deferred tax charge (4)	—	.06	.06	—	.06	—	.06
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$1.02	$.84	$1.86	$.57	$2.43	$.55	$2.98
Deduct: Net adjustment from commodity mark-to-market adjustments (9)	(.02)	(.03)	(.04)	(.06)	(.10)	(.03)	(.12)
Adjusted as recast Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$1.01	$.82	$1.82	$.51	$2.33	$.52	$2.86
*The sum of individual per share amounts may not add due to rounding.

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2020	October 27, 2019	January 26, 2020	January 26, 2020	April 26, 2020	April 26, 2020	August 2, 2020	August 2, 2020
Gross margin, as reported	$738	$742	$1,480	$772	$2,252	$747	$2,999
Add: Restructuring charges, implementation costs and other related costs (1)	—	2	2	4	6	3	9
Adjusted Gross margin	$738	$744	$1,482	$776	$2,258	$750	$3,008
Adjusted Gross margin percentage	33.8%	34.4%	34.1%	34.7%	34.3%	35.6%	34.6%
Add (Deduct): Commodity mark-to-market adjustments (9)	(5)	(1)	(6)	26	20	(22)	(2)
Adjusted as recast Gross margin	$733	$743	$1,476	$802	$2,278	$728	$3,006
Adjusted as recast Gross margin percentage	33.6%	34.4%	34.0%	35.8%	34.6%	34.5%	34.6%
Earnings before interest and taxes, as reported	$317	$350	$667	$273	$940	$167	$1,107
Add: Restructuring charges, implementation costs and other related costs (1)	11	25	36	14	50	19	69
Add (Deduct): Pension and postretirement adjustments (2)	—	(11)	(11)	54	43	121	164
Add: Divestiture (3)	64	—	64	—	64	—	64
Add: Investment losses (5)	—	—	—	45	45	—	45
Adjusted Earnings before interest and taxes	$392	$364	$756	$386	$1,142	$307	$1,449
Add (Deduct): Commodity mark-to-market adjustments (9)	(5)	(1)	(6)	26	20	(22)	(2)
Adjusted as recast Earnings before interest and taxes	$387	$363	$750	$412	$1,162	$285	$1,447
Interest, net, as reported	$80	$146	$226	$55	$281	$60	$341
Deduct: Loss on debt extinguishment (6)	—	(75)	(75)	—	(75)	—	(75)
Adjusted Interest, net	$80	$71	$151	$55	$206	$60	$266
Adjusted Earnings before taxes	$312	$293	$605	$331	$936	$247	$1,183
Adjusted as recast Earnings before taxes	$307	$292	$599	$357	$956	$225	$1,181
Taxes on earnings, as reported	$68	$33	$101	$52	$153	$21	$174
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	3	6	9	3	12	5	17
Add (Deduct): Tax benefit (expense) from pension and postretirement adjustments (2)	—	(3)	(3)	13	10	29	39
Add: Tax benefit from divestiture (3)	4	19	23	—	23	—	27
Add: Tax benefit from investment losses (5)	—	—	—	10	10	—	10
Add: Tax benefit on loss on debt extinguishment (6)	—	18	18	—	18	—	18
Adjusted Taxes on earnings	$75	$73	$148	$78	$226	$55	$285
Adjusted effective income tax rate	24.0%	24.9%	24.5%	23.6%	24.1%	22.3%	24.1%
Add (Deduct): Tax benefit (expense) from commodity mark-to-market adjustments (9)	(1)	—	(1)	6	5	(5)	—
Adjusted as recast Taxes on earnings	$74	$73	$147	$84	$231	$50	$285
Adjusted as recast effective income tax rate	24.1%	25.0%	24.5%	23.5%	24.2%	22.2%	24.1%
Earnings from continuing operations, as reported	$169	$171	$340	$166	$506	$86	$592
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	8	19	27	11	38	14	52
Add (Deduct): Net adjustment from pension and postretirement adjustments (2)	—	(8)	(8)	41	33	92	125
Add (Deduct): Net adjustment from divestiture (3)	60	(19)	41	—	41	—	37
Add: Net adjustment from investment losses (5)	—	—	—	35	35	—	35
Add: Net adjustment from loss on debt extinguishment (6)	—	57	57	—	57	—	57
Adjusted Earnings from continuing operations	$237	$220	$457	$253	$710	$192	$898
Add (Deduct): Net adjustment from commodity mark-to-market adjustments (9)	(4)	(1)	(5)	20	15	(17)	(2)
Adjusted as recast Earnings from continuing operations	$233	$219	$452	$273	$725	$175	$896

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2020	October 27, 2019	January 26, 2020	January 26, 2020	April 26, 2020	April 26, 2020	August 2, 2020	August 2, 2020
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.56	$.56	$1.12	$.55	$1.66	$.28	$1.95
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.03	.06	.09	.04	.13	.05	.17
Add (Deduct): Net adjustment from pension and postretirement adjustments (2)	—	(.03)	(.03)	.13	.11	.30	.41
Add (Deduct): Net adjustment from divestiture (3)	.20	(.06)	.14	—	.13	—	.12
Add: Net adjustment from investment losses (5)	—	—	—	.12	.12	—	.12
Add: Net adjustment from loss on debt extinguishment (6)	—	.19	.19	—	.19	—	.19
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.78	$.72	$1.51	$.83	$2.34	$.63	$2.95
Add (Deduct): Net adjustment from commodity mark-to-market adjustments (9)	(.01)	—	(.02)	.07	.05	(.06)	(.01)
Adjusted as recast Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.77	$.72	$1.49	$.90	$2.38	$.58	$2.95
*The sum of individual per share amounts may not add due to rounding.

Twelve Months Ended
Fiscal 2019	July 28, 2019
Gross margin, as reported	$2,693
Add: Restructuring charges, implementation costs and other related costs (1)	18
Adjusted Gross margin	$2,711
Adjusted Gross margin percentage	33.4%
Add: Commodity mark-to-market adjustments (9)	5
Adjusted as recast Gross margin	$2,716
Adjusted as recast Gross margin percentage	33.5%
Earnings before interest and taxes, as reported	$979
Add: Restructuring charges, implementation costs and other related costs (1)	121
Add: Pension and postretirement adjustments (2)	150
Add: Impairment charge (8)	16
Adjusted Earnings before interest and taxes	$1,266
Add: Commodity mark-to-market adjustments (9)	5
Adjusted as recast Earnings before interest and taxes	$1,271
Interest, net, as reported	$354
Adjusted Earnings before taxes	$912
Adjusted as recast Earnings before taxes	$917
Taxes on earnings, as reported	$151
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	29
Add: Tax benefit from pension and postretirement adjustments (2)	35
Deduct: Tax expense from tax reform (7)	(2)
Add: Tax benefit from impairment charge (8)	3
Adjusted Taxes on earnings	$216
Adjusted effective income tax rate	23.7%
Add: Tax benefit from commodity mark-to-market adjustments (9)	1
Adjusted as recast Taxes on earnings	$217
Adjusted as recast effective income tax rate	23.7%
Earnings from continuing operations, as reported	$474
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	92
Add: Net adjustment from pension and postretirement adjustments (2)	115
Add: Net adjustment from tax reform (7)	2
Add: Net adjustment from impairment charge (8)	13
Adjusted Earnings from continuing operations	$696
Add: Net adjustment from commodity mark-to-market adjustments (9)	4
Adjusted as recast Earnings from continuing operations	$700
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$1.57
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.30
Add: Net adjustment from pension and postretirement adjustments (2)	.38
Add: Net adjustment from tax reform (7)	.01
Add: Net adjustment from impairment charge (8)	.04
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company	$2.30
Add: Net adjustment from commodity mark-to-market adjustments (9)	.01
Adjusted as recast Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$2.32
*The sum of individual per share amounts may not add due to rounding.